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                                                                  EXHIBIT 10.1


                                    May 1, 1996



The Coca-Cola Bottling Group (Southwest), Inc.
1999 Bryan Street, Suite 3300
Dallas, Texas  75201


Attention: Mr. Charles F. Stephenson

     RE: Loan Agreement ("LOAN AGREEMENT") dated April 4, 1995 executed by and among The Coca-Cola Bottling Group (Southwest), Inc. ("CCBG"), Texas Commerce Bank National Association, as Agent, First Bank National Association, as Collateral Agent, and certain other financial institutions therein listed

Gentlemen:

     This letter will confirm the consent of the undersigned to each of the following:

     1. For purposes of calculating the Fixed Charge Coverage Ratio, the Adjusted Fixed Charge Coverage Ratio and the Alternate Fixed Charge Coverage Ratio, Cash Capital Expenditures shall be reduced by the aggregate amount provided, during the applicable period, to CCBG by The Coca-Cola Company for the development of the SPRITE brand; provided, however, that such reduction shall not exceed, in the aggregate from and after the date hereof, the sum of $3,250,000. To the extent the same SPRITE development funds are included in the Consolidated Net Income of any Person, such SPRITE development funds shall not be included in the calculation of Cash Flow or Total Cash Flow.

     2. The payment required under Section 3.2(b) of the Loan Agreement with respect to Excess Cash Flow for the fiscal year 1995 shall not exceed $2,000,000 and the Excess Cash Flow Percentage for the fiscal year 1996 shall be 75%.

     Terms used herein with their initial letters capitalized shall have the meanings ascribed to such terms in the Loan Agreement.


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     EXECUTED effective as of the date first set forth above.


                                     TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Agent and as a Lender

                                     By: /s/ John C. Sarvadi
                                     -----------------------
                                     Name: John C. Sarvadi
                                     -----------------------
                                     Title: Vice President
                                     -----------------------



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                                     FIRST BANK NATIONAL ASSOCIATION,
                                     as Collateral Agent and as a Lender

                                     By: /s/ David A. Druxler
                                     ------------------------
                                     Name: DAVID A. DRUXLER
                                     ------------------------
                                     Title: VICE PRESIDENT
                                     ------------------------



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                                     TRUST COMPANY BANK

                                     By: /s/ Jennifer L. McClure
                                     ---------------------------
                                     Name: JENNIFER L. McCLURE
                                     ---------------------------
                                     Title: BANKING OFFICER
                                     ---------------------------


                                     By: /s/ Brian K. Peters
                                     ---------------------------
                                     Name: BRIAN K. PETERS
                                     ---------------------------
                                     Title: VICE PRESIDENT
                                     ---------------------------



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                                     ABN AMRO BANK N.V.

                                     By: /s/ Larry Kelley
                                     --------------------
                                     Name: Larry Kelley
                                     --------------------
                                     Title: Group Vice President
                                     ---------------------------


                                     By: /s/ Steven L. Hipsman
                                     -------------------------
                                     Name: Steven Hipsman
                                     ----------------------
                                     Title: Vice President
                                     ----------------------


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                                     CIBC, INC.

                                     By: /s/ Roger Colden
                                     -----------------------
                                     Name: Roger Colden
                                     -----------------------
                                     Title: Director
                                     -----------------------


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                                     CITIBANK, N.A.

                                     By: /s/ David L. Harris
                                     -----------------------
                                     Name: DAVID L. HARRIS
                                     -----------------------
                                     Title: Vice President
                                     -----------------------



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                                     THE BANK OF NOVA SCOTIA

                                     By: /s/ P. M. Brown
                                     --------------------
                                     Name: P. M. Brown
                                     --------------------
                                     Title: Relationship Manager
                                     ---------------------------


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                                     BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION

                                     By: /s/ Robert A. Kilgannon
                                     ----------------------------
                                     Name: Robert A. Kilgannon
                                     ----------------------------
                                     Title: SVP
                                     ----------------------------



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                                    CREDIT SUISSE

                                    By: /s/ Jan Kofol
                                    ------------------
                                    Name: JAN KOFOL
                                    ------------------
                                    Title: MEMBER OF SENIOR MANAGEMENT
                                    ----------------------------------

                                    By: /s/ Kristinn R. Kristinsson
                                    ----------------------------------
                                    Name: KRISTINN R. KRISTINSSON
                                    ----------------------------------
                                    Title: ASSOCIATE
                                    ----------------------------------



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                                    HARRIS TRUST AND SAVINGS BANK

                                    By: /s/ R. Michael Newton
                                    -------------------------
                                    Name: R. Michael Newton
                                    -------------------------
                                    Title: Vice President
                                    -------------------------


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                                    MELLON BANK, N.A.

                                    By: /s/ Clifford A. Mull
                                    -------------------------
                                    Name: Clifford A. Mull
                                    -------------------------
                                    Title: Assistant Vice President
                                    --------------------------------


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                                    NBD BANK

                                    By: /s/ William J. McCafferry
                                    -----------------------------
                                    Name: William J. McCafferry
                                    -----------------------------
                                    Title: Second Vice President
                                    -----------------------------


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                                    THE LONG TERM CREDIT BANK OF JAPAN,
                                    LIMITED, NEW YORK BRANCH

                                    By: /s/ Satoru Otsubo
                                    ----------------------
                                    Name: Satoru Otsubo
                                    ----------------------
                                    Title: Joint General Manager
                                    ----------------------------


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     The undersigned confirms receipt of and agreement to the foregoing.

                                     THE COCA-COLA BOTTLING GROUP
                                     (SOUTHWEST), INC., a Nevada corporation

                                     By: /s/ Charles F. Stephenson
                                     -------------------------------
                                           Charles F. Stephenson,
                                           President